Exhibit 10.14

EXECUTION COPY

EIGHTH AMENDMENT AGREEMENT

Dated as of May 29, 2009

by and among

RESIDENTIAL FUNDING COMPANY, LLC,

as Borrower,

GMAC MORTGAGE, LLC,

as Borrower,

RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER

AFFILIATES OF THE BORROWERS PARTY HERETO,

as Guarantors or Obligors,

and

GMAC LLC,

as Initial Lender and as Lender Agent

and

Certain Other Financial Institutions and Persons from

time to time party hereto as Lenders

This EIGHTH AMENDMENT AGREEMENT (this “Agreement”) dated as of May 29, 2009 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage” and, together with RFC, each a “Borrower” and, collectively, the “Borrowers”), Residential Capital, LLC and the other Affiliates of the Borrowers party hereto as Guarantors (each, a “Guarantor”), the Affiliates of the Borrower party hereto as obligors, and GMAC LLC, a Delaware limited liability company, in its capacity as Initial Lender and as agent for the Lenders (in such capacity, the “Lender Agent”).

Reference is hereby made to the Loan Agreement dated as of June 4, 2008 among the Borrowers, the Guarantors, the Initial Lender, the Lender Agent, the various other parties signatory thereto as obligors, the financial institutions and other Persons that are or may from time to time become parties thereto as Lenders and Wells Fargo Bank, N.A. (as amended and modified through the date hereof, the “Loan Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Loan Agreement.

2. The parties hereto desire to make certain amendments to the Loan Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the matters set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.

ARTICLE II

AMENDMENTS TO THE LOAN AGREEMENT

SECTION 2.1 Amendments to the Loan Agreement. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows:

(a) Section 1.01(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) All capitalized terms used herein, and not specifically defined herein, are used herein as defined in Article 9 of the UCC to the extent defined therein.”

(b) Section 4.02(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) On or before the Closing Date, the Borrowers and the Lender Agent shall establish the Sales Proceeds Accounts. The Obligors hereby agree that the Collateral Control Agent shall have exclusive control of the Sales Proceeds Accounts. Any Net Cash Proceeds of Collateral Dispositions received by an Obligor shall be deposited in the Sales Proceeds Accounts, no later than the Applicable Deposit Date; provided, however, for the avoidance of doubt, prior to the Applicable Deposit Date, all Net Cash Proceeds of a Collateral Disposition relating to European Reporting Assets underlying the English Note or the Dutch Note shall be deposited into and held, in accordance with the English Security Documents or the Dutch Security Documents, as applicable, in the Blocked Account (as defined in the Master Definitions Schedule dated June 4, 2008, as amended from time to time) with respect to the English SPE or the Blocked Account (as defined in the Master Definitions Agreement dated June 4, 2008, as amended from time to time) with respect to the Dutch SPE. Such Net Cash Proceeds shall be held in the Sales Proceeds Accounts pending application of such proceeds in accordance with this Section 4.02(a), and any such Net Cash Proceeds which for any reason have not yet been deposited into the Sales Proceeds Accounts shall be deemed to be held by such Obligor in trust for the Lenders and shall not be used by any Obligor for any purposes whatsoever. Net Cash Proceeds on deposit in the Sales Proceeds Accounts (including funds consisting of Net Cash Proceeds of Collateral Dispositions on deposit in the Servicing Advances Accounts) shall be used to make mandatory repayments of Loans in accordance with Section 2.08(c) or be reinvested in Reinvestment Collateral. To the extent that the Borrowers subsequently document in a manner acceptable to the Lender Agent in its discretion that funds were incorrectly deposited into a Sales Proceeds Account and used to repay Loans in accordance with Section 2.08(c), the Lender Agent will authorize the Borrowers to withdraw funds then on deposit in the Sales Proceeds Accounts in an amount equal to such incorrect deposit rather than use such funds to repay Loans as otherwise required by this Section 4.02(a) and Section 2.08(c).”

(c) Section 4.02(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) The Borrowers shall designate one or more of the Sales Proceeds Accounts as “Servicing Advances Accounts”. Any amounts received in respect of the repayment of Primary Collateral consisting of Servicing Advances received by an Obligor shall be deposited in the Servicing Advances Accounts no later than the Applicable Deposit Date and shall be held in the Servicing Advances Accounts pending application of such proceeds in accordance with this Section 4.02(b). No funds other than Net Cash Proceeds of Collateral Dispositions with respect to Servicing Advances or amounts received in respect of the repayment of Primary Collateral consisting of Servicing Advances shall be deposited in the Servicing Advances Accounts. The Borrowers may withdraw Collections (other than Net Cash Proceeds) on deposit in the Servicing

2	Eighth Loan Agreement Amendment

Advances Accounts, provided that (i) no Default has occurred and is continuing and no Default or, based on ResCap Treasury’s reasonable estimate in accordance with its customary practices, Borrowing Base Deficiency would result from such withdrawal, (ii) after June 18, 2009 or such later date as specified by the Lender Agent to the Borrowers in writing (including by email), the Borrowers may withdraw such amounts solely to make (A) Servicing Advances with respect to Eligible Servicing Advances Agreements (which Servicing Advances, for the avoidance of doubt, shall constitute Primary Collateral) or (B) prepayments of any Loan in accordance with Section 2.09, (iii) any amounts so withdrawn and not used to make Servicing Advances with respect to Eligible Servicing Advances Agreements (which Servicing Advances, for the avoidance of doubt, shall constitute Primary Collateral) or prepayments on a Loan shall be deposited into the Servicing Advances Accounts no later than June 19, 2009 or such later date as specified by the Lender Agent to the Borrowers in writing (including by email), and (iv) the Borrowers shall provide the Lender Agent with written notice of any such withdrawals or deposits, along with a certification of compliance with the terms of this Section 4.02(b), by 5:00 p.m. (New York City time) on the date of such withdrawal or deposit.

(d) Section 4.03 of the Loan Agreement is hereby amended by adding the following at the end of the section:

“For the avoidance of doubt, prior to the Applicable Deposit Date, all Collections (other than Net Cash Proceeds from a Collateral Disposition) relating to European Reporting Assets underlying the English Note or the Dutch Note shall be deposited into and held in the Transaction Account (as defined in the Master Definitions Schedule dated June 4, 2008, as amended from time to time) for the English SPE or the Transaction Account (as defined in the Master Definitions Agreement dated June 4, 2008, as amended from time to time) for the Dutch SPE, as applicable.”

(e) Section 7.01(n) of the Loan Agreement is hereby amended by replacing the phrase “ten Business Days” with the phrase “eleven Business Days”.

(f) Section 7.01(x) of the Loan Agreement is hereby amended by replacing the phrase “Section 7.01(x)” with the phrase “Section 7.01(v)”.

(g) Section 7.02(w) of the Loan Agreement is hereby amended by replacing the phrase “Section 7.02(w)” with the phrase “Section 7.02(r)”.

(h) Section 13.05 of the Loan Agreement is hereby amended by amending and replacing the second sentence of Section 13.05 in its entirety to read as follows:

“EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL

3	Eighth Loan Agreement Amendment

LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.”

SECTION 2.2 Amendment to Definitions. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows:

(a) Clause (b) of the definition of “Adjusted Borrowing Base” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(b) the aggregate Collateral Value determined in accordance with Section 2.04 and Schedule 2.04 of Eligible Assets that were designated as Primary Collateral or Supporting Assets of Primary Collateral (excluding any Reinvestment REO Property that has not been designated as Primary Collateral in accordance with Section 7.01(v) or Section 7.02(r)) in accordance with the Loan Agreement since the applicable Cut-Off Date, plus”

(b) Clause (e) of the definition of “Adjusted Borrowing Base” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(e) the aggregate Collateral Value of all Primary Collateral or Supporting Assets that have been subject to a Collateral Disposition since the applicable Cut-Off Date, minus”

(c) Clause (f) of the definition of “Adjusted Borrowing Base” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(f) with respect to each category of Primary Collateral set forth on Schedule 2.04, the aggregate amount of Collections (other than Net Cash Proceeds) received since the applicable Cut-Off Date with respect to such Primary Collateral multiplied by the applicable advance rate represented by the percentage for such category of Primary Collateral set forth on Schedule 2.04, minus”

(d) The definition of “Applicable Deposit Date” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Deposit Date” means:

(i) in the case of any Net Cash Proceeds of a Collateral Disposition or other Collections relating to an Asset (other than with respect to Net Cash Proceeds relating to Servicing Advances or U.S. residential REO Property and Net Cash Proceeds and Collections relating to the European Reporting Assets underlying the English Note and the Dutch Note), (a) the day such funds are received if such Net Cash Proceeds or Collections exceed $100,000,000 or (b) in all other cases, three Business Days after such funds are received;

4	Eighth Loan Agreement Amendment

(ii) in the case of any Net Cash Proceeds of a Collateral Disposition relating to Servicing Advances, (a) for such Collateral Dispositions occurring prior to January 28, 2009, the Mandatory Repayment Date, and (b) in all other cases, (1) the day such funds are received if such Net Cash Proceeds exceed $100,000,000 or (2) in all other cases, three Business Days after such funds are received;

(iii) in the case of any Net Cash Proceeds of a Collateral Disposition or other Collections relating to any European Reporting Assets underlying the English Note and the Dutch Note:

(a) one (1) Business Day after (x) such funds are received in relation to the European Reporting Assets underlying the English Note if such Net Cash Proceeds or other Collections exceed $100,000,000; or (y) such funds are received in relation to the European Reporting Assets underlying the Dutch Note if such Net Cash Proceeds or other Collections exceed $100,000,000;

(b) in all other cases relating to Net Cash Proceeds of a Collateral Disposition, not later than five Business Days after the earlier of (x) the next monthly Distribution Date or Redemption Date (as defined in the Master Definitions Schedule dated June 4, 2008, as amended from time to time) with respect to Collateral Dispositions of European Reporting Assets relating to the English Note or the Note Payment Date (as defined in the Master Definitions Agreement dated June 4, 2008, as amended from time to time) with respect to Collateral Dispositions of European Reporting Assets relating to the Dutch Note or (y) the date the amount of Net Cash Proceeds on deposit in (1) the applicable accounts relating to the English SPE exceeds £5,000,000 in the aggregate or (2) the applicable accounts relating to the Dutch SPE exceeds EUR5,000,000 in the aggregate, as applicable; and

(c) in all other cases relating to Collections (excluding Net Cash Proceeds), not later than five Business Days after the next monthly Distribution Date (as defined in the Master Definitions Schedule dated June 4, 2008, as amended from time to time) with respect to Collections (excluding Net Cash Proceeds) with respect to European Reporting Assets relating to the English Note or the Note Payment Date (as defined in the Master Definitions Agreement dated June 4, 2008, as amended from time to time) with respect to Collections (excluding Net Cash Proceeds) with respect to European Reporting Assets relating to the Dutch Note; and

5	Eighth Loan Agreement Amendment

(iv) in the case of any Net Cash Proceeds of a Collateral Disposition relating to a U.S. residential REO Property:

(a) if such U.S. residential REO Property is a Revolver REO Property, (1) the day such funds are received if such Net Cash Proceeds exceed $100,000,000 or (2) five Business Days after receipt of such funds, provided, however, that if the Collateral Disposition has occurred within the first nine Business Days of a month, the earlier of (x) the 14th Business Day of such month or (y) 5 Business Days after ResCap Treasury has actual knowledge of the receipt of the related funds; and

(b) if such U.S. residential REO Property is or has been sent for recording in the name of an REO Owner or a BCG REO Subsidiary, as applicable, but is not a Revolver REO Property, the earlier of (x) 5 Business Days after ResCap Treasury has actual knowledge of the sale of such U.S. residential REO Property and the receipt of the related funds or (y) 60 days after the sale of such U.S. residential REO Property.

(e) The definition of “Approved Servicing Advance Factoring Agreement” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Approved Servicing Advance Factoring Agreement” means that certain Servicer Advance Receivables Factoring Agreement dated June 17, 2008, as amended by the Amendment No. 1 to the Servicer Advance Receivables Factoring Agreement dated October 6, 2008, among the Borrowers and GMAC Commercial Finance LLC, which provides for the purchase by GMAC Commercial Finance LLC of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances from time to time; provided that, in case of any amendments to such agreement, such amendments have been approved in writing by the Lender Agent.

(f) The definition of “Asset” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Asset” means a Mortgage Loan, a Financial Asset-Backed Security, a Servicing P&I Advance, a Servicing T&I Advance, a Servicing Corporate Advance, an Incremental Advance, an Agency Asset, an Equity Interest in a Financing SPV, a BCG REO Subsidiary, a WestLB Program Subsidiary, an REO Owner, MHFI, a Subsidiary of MHFI or a joint venture that was owned by BCG on the Closing Date or that was subsequently acquired by BCG pursuant to a workout of Primary Collateral or a Reinvestment REO Property which has been transferred to an REO Owner.

(g) The definition of “Eligible Assets” in Schedule 1.01 to the Loan Agreement is hereby amended by amending and restating clause (viii) in its entirety to read as follows:

“(viii) is an Equity Interest in a joint venture or an Equity Interest in a wholly owned Subsidiary owning Equity Interests in a joint venture or joint ventures, in each case which joint venture was owned by BCG on the Closing Date or that was subsequently acquired pursuant to a workout of Primary Collateral or Supporting Assets;”

6	Eighth Loan Agreement Amendment

(h) Clauses (i)(b) and (c) of the definition of “Interim Borrowing Base Report” in Schedule 1.01 to the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“(b) the aggregate Collateral Value determined in accordance with Section 2.04 and Schedule 2.04 of Eligible Assets that were designated as Primary Collateral or Supporting Assets of Primary Collateral (excluding any Reinvestment REO Property that has not been designated as Primary Collateral in accordance with Section 7.01(v) or Section 7.02(r)) since the applicable Cut-Off Date in accordance with the Loan Agreement and (c) with respect to each category of Primary Collateral set forth on Schedule 2.04, the aggregate amount of Collections (other than Net Cash Proceeds) received since the applicable Cut-Off Date with respect to such Primary Collateral multiplied by the applicable advance rate represented by the percentage for such category of Primary Collateral set forth on Schedule 2.04”.

(i) The definition of “Mandatory Repayment Date” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Mandatory Repayment Date” means, with respect to any Collateral Disposition, the Business Day immediately following the earlier of (a) the Business Day the Net Cash Proceeds of such Collateral Disposition are deposited in the Wachovia Sweep Account and (b) the related Applicable Deposit Date; provided, however, that to the extent that a Collateral Disposition occurring prior to the Fourth Amendment Date consists of a Servicing Advance Factoring Sale, the Mandatory Repayment Date with respect to such Collateral Disposition shall be 180 days after the date of such Collateral Disposition; provided further that to the extent that a Collateral Disposition occurring on or after the Fourth Amendment Date but prior to January 28, 2009 consists of a Servicing Advance Factoring Sale, the Mandatory Repayment Date with respect to such Collateral Disposition shall be February 1, 2009.

(j) The definition of “Sales Proceeds Accounts” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Sales Proceeds Accounts” means the accounts listed on Schedule X(b) of the Security Agreement; provided that to the extent any Net Cash Proceeds are required to be held in the European SPV Accounts under the Dutch Security Documents and the English Security Documents, the European SPV Accounts shall constitute Sales Proceeds Accounts with respect to such funds for the purposes of Section 4.02(a); provided further that the Wachovia Sweep Account shall constitute a Sales Proceeds Account solely for the purpose of receiving Net Cash Proceeds and using such Net Cash Proceeds to make mandatory repayments of Loans in accordance with Section 2.08(c).

7	Eighth Loan Agreement Amendment

(k) The definition of “Servicing Advance Factoring Sale” in Schedule 1.01 to the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Servicing Advance Factoring Sale” means any transfer by a Borrower of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances under the Approved Servicing Advance Factoring Agreement that occurs at any time from June 17, 2008 through and including June 17, 2009; it being understood and agreed that any such transfers shall constitute a Collateral Disposition.

SECTION 2.3 New Definitions. Schedule 1.01 to the Loan Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical location therein:

“ResCap Treasury” means the ResCap treasury operations group located in the Chief Executive Office of ResCap.

“Revolver REO Property” means a U.S. residential REO Property that is (i) Primary Collateral, (ii) that has been acquired as a result of foreclosure (or deed in lieu of foreclosure) of a U.S. residential Mortgage Loan which was Primary Collateral or (iii) Reinvestment REO Property that is Reinvestment Collateral that has been designated as Primary Collateral or Supporting Assets.

“Wachovia Sweep Account” means account number 2000042898663 at Wachovia Bank, National Association in the name of Residential Capital, LLC Concentration Account for the benefit of Wells Fargo Bank N.A. as Collateral Control Agent.

SECTION 2.4 Amendment to Form of Interim Borrowing Base Report. Exhibit 2.03 (b) to the Loan Agreement is hereby replaced with the exhibit attached hereto as Exhibit A.

SECTION 2.5 Amendment to Collateral Value Calculations. Schedule 2.04 to the Loan Agreement is hereby amended by amending and restating clause (s) in its entirety to read as follows.

(s) 50% of the Value of (i) REO Property (including Reinvestment REO Property only to the extent designated as Primary Collateral in accordance with Section 7.01(v) or Section 7.02(r)) owned by an REO Owner or (ii) Model Homes owned by MHFI or its Subsidiary, provided in each case that such ownership interest has been submitted for recordation in the applicable real estate records.”

8	Eighth Loan Agreement Amendment

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

SECTION 3.2 Opinions. On or before June 5, 2009, the Obligors shall deliver or cause to be delivered opinions of counsel to the Borrowers, the Guarantors and Obligors with respect to the transactions contemplated hereby, which opinions shall be in form and substance satisfactory to the Lender Agent.

SECTION 3.3 Other. On or before June 5, 2009, the Obligors shall deliver or cause to be delivered such other documents, including but not limited to the Obligors’ board resolutions approving this Agreement, as the Lender Agent may reasonably request, which documents will be in form and substance satisfactory to the Lender Agent.

ARTICLE IV

NOTICES, ACKNOWLEDGEMENTS, CONFIRMATION AND REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Loan Agreement or the Facility Documents with respect to the execution of this Agreement.

SECTION 4.2 Reservation of Rights. The Obligors each hereby acknowledge and agree that none of this Agreement, the making of any loan under the Loan Agreement by GMAC LLC and GMAC LLC’s or the Lender Agent’s consent thereto either before or after the Amendment Effective Date shall constitute (w) an approval of the accuracy of all or any portion of any Borrower funding request or related certification, (x) a waiver or forbearance by GMAC LLC or the Lender Agent under any of the Facility Documents, (y) the acceptance by any Lender or the Lender Agent of any course of conduct by any Obligor or any other Person or (z) an agreement by GMAC LLC or the Lender Agent to amend any of the Facility Documents without all required approvals or related certification. The Obligors each hereby further acknowledge and agree that GMAC LLC and the Lender Agent reserve all rights, remedies and options under the Facility Documents to require either Borrower to satisfy in all respects the conditions relating to the making of any loan under the Facility Documents and each Obligor to perform all of its obligations under the Facility Documents which are then due and owing or are susceptible of performance, as the case may be.

SECTION 4.3 Confirmation of the Facility Documents. The Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor ratifies and reaffirms (a) its grant of a security interest in all the Collateral pledged by it, and represents, confirms and agrees that such security interest is a first priority perfected security interest (subject to Permitted Liens) securing all Obligations and (b) all of its other

9	Eighth Loan Agreement Amendment

obligations under the Facility Documents executed and delivered by it. As of the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement” or in any other Facility Document to the “Loan Agreement” shall mean the Loan Agreement as amended by this Agreement, and as hereinafter amended or restated.

SECTION 4.4 Representations and Warranties. By its signature hereto, each Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full

10	Eighth Loan Agreement Amendment

force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

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11	Eighth Loan Agreement Amendment

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC, as Borrower

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE, LLC, as Borrower

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-1	Eighth Loan Agreement Amendment

GMAC LLC, as Lender Agent and as Initial Lender

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-2	Eighth Loan Agreement Amendment

Acknowledged and Agreed: RESIDENTIAL CAPITAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC-RFC HOLDING COMPANY, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-3	Eighth Loan Agreement Amendment

Acknowledged and Agreed: RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-4	Eighth Loan Agreement Amendment

DOA HOLDING PROPERTIES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC ASSET HOLDINGS II, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MODEL HOME FINANCE I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

EQUITY INVESTMENT IV, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-5	Eighth Loan Agreement Amendment

AMERILAND, LLC, as Obligor By: REG-PFH, LLC, its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

REG-PFH, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

HOME CONNECTS LENDING SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

MINT I VFN HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMACR MORTGAGE PRODUCTS, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-6	Eighth Loan Agreement Amendment

DITECH, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL CONSUMER SERVICES, LLC, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

GMAC MORTGAGE USA CORPORATION, as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-7	Eighth Loan Agreement Amendment

RFC ASSET MANAGEMENT, LLC as Obligor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RFC SFJV-2002, LLC, as Obligor By: RFC ASSET MANAGEMENT, LLC, its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

RCSFJV2004, LLC, as Obligor By: RFC ASSET MANAGEMENT, LLC, its sole member

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Treasurer

S-8	Eighth Loan Agreement Amendment

Exhibit A to Eighth Amendment

EXHIBIT 2.03(b)

FORM OF INTERIM BORROWING BASE REPORT

GMAC LLC

  as Lender Agent

200 Renaissance Center

Detroit, MI 48265

Attention: David Walker, Business Unit Treasury Executive

Ladies and Gentlemen:

This Interim Borrowing Base Report is delivered to you pursuant to Section 2.03(c) of the Loan Agreement, dated as of June 4, 2008 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”), by and among Residential Funding Company, LLC (“RFC”), GMAC Mortgage, LLC (“GMAC Mortgage” and together with RFC, the “Borrowers”), GMAC LLC (the “Initial Lender”), Residential Capital, LLC and the other Affiliates of the Borrowers party thereto as Guarantors (each, a “Guarantor”), the principal institutions and other Persons that are or may from time to time become parties thereto as Lenders (together with the Initial Lender and their respective successor and assigns, each a “Lender” and collectively, the Lenders”) and GMAC LLC, as agent for the Lenders (in such capacity together with its successors and assigns in such capacity, the “Lender Agent”). Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under Schedule 1.01 of the Loan Agreement.

The undersigned hereby specifies that with respect to the Funding Date requested for             ,              (the “Funding Date”) the Interim Reporting Date shall be             ,             .

The undersigned hereby certifies that since the Monthly Collateral Report for the reporting period ending             ,              (the “Cut-Off Date”) through the Interim Reporting Date, (a) $             of Net Cash Proceeds have been received from Collateral Dispositions, (b) the aggregate Collateral Value determined in accordance with Section 2.04 and Schedule 2.04 of Eligible Assets that were designated as Primary Collateral or Supporting Assets of Primary Collateral (excluding any Reinvestment REO Property that has not been designated as Primary Collateral in accordance with Section 7.01(v) or Section 7.02(r)) in accordance with the Loan Agreement is $            , and (c) with respect to each category of Primary Collateral set forth on Schedule 2.04, the aggregate amount of Collections (other than Net Cash Proceeds) received since the applicable Cut-Off Date with respect to [describe each category of Primary Collateral] multiplied by the applicable advance rate represented by the percentage for such category of Primary Collateral set forth on Schedule 2.04 is $             [add for each category of Primary Collateral].

S-1	Eighth Loan Agreement Amendment

The undersigned hereby lastly certifies that as of the Interim Reporting Date, the Adjusted Borrowing Base equals $                     and, by its signature hereto, represents and warrants that such Adjusted Borrowing Base will exceed the Outstanding Aggregate Loan Amount as of the Funding Date referenced above (after giving effect to any Revolving Loans requested for such date).

Residential Funding Company, LLC

By:
Name:
Title:

GMAC Mortgage, LLC

By:
Name:
Title:

*	Form to be amended from time to time by agreement of the parties.

S-2	Eighth Loan Agreement Amendment